U.S. GOVERNMENT SECURITIES FUND   American Stock Exchange Symbol: BXL

 11 Hanover Square, New York, NY 10005

 August 12, 1999
Fellow Shareholders:

We are pleased to submit this Report for the year ended June 30, 1999, and to welcome our new shareholders who have purchased their investment since our last Report.

Investing in Equities

The Fund began investing in equity and other securities on October 19, 1998. At June 30, 1999, 8.80% of the Fund's assets were invested in equities, up from less than 5% at December 31, 1998. Targeting primarily large capitalization, liquid, dividend paying companies, we expect to be making additional investments to increase substantially this asset allocation. At year end, the five largest equity investments of the Fund were Federal Home Loan Bank, Federal National Mortgage Association, Pfizer, Inc., Bank One Corp., and Wal-Mart Stores, Inc.

Review and Outlook

Domestic interest rates rose during the first half of 1999. Between the beginning of January and the end of June, yields on 30 year Treasury bonds rose from 5.10% to 5.96%, causing bond prices to decline and resulting in a total return of a negative 10.4%. Over the same period the Fund's market total return per share was a negative 7.45%, and on a net asset value basis was a negative 6.90%. The U.S. dollar remained strong during the six months relative to the currencies of major U.S. trading partners, with the euro and yen depreciating 11.3% and 6.6%, respectively. For the year, the 30 year Treasury bond yield increased from 5.63% to 6.16%, resulting in a negative total return of 1.20%. Total return for the Fund on a market and net asset value basis was +1.26% and a negative 2.64%, respectively.

The domestic economy performed exceptionally well over the first six months of the year, with real gross domestic product -- the total value of goods and services produced in the United States -- growing 4.3% for the first quarter, and 2.3% for the second quarter. The unemployment rate declined to as low as 4.2%, and new jobs were created at an average rate of 195,000 per month, down from the 275,000 pace at the end of last year. The new jobs total for July, however, jumped to 310,000. Nevertheless, despite the robust economy, inflation as measured by the Consumer Price Index has remained in check -- it was unchanged in May and June after moving up 0.7% in April.

In seeking to avoid future inflationary pressures by pre-emptively raising short term rates 0.25% on June 30, the Federal Reserve recognized that some of the conditions which were responsible for the 0.75% decrease of last fall had abated. Financial markets have become, for now, more orderly and liquid. The economies of several countries which were in distress last fall and this winter have shown significant signs of improvement. A meaningful economic recovery in either Japan or industrial Europe remains the greatest uncertainty for the continuation of the benign inflationary environment of the last three years. While data in both areas suggest some improvement, it is unlikely that inflationary pressures will increase dramatically before year end.

 The Federal Reserve Open Market Committee will meet again in August, October, November, and December. Market expectations, as reflected in futures contracts, suggest an additional rate hike by year end. We are skeptical that June's 0.25% rate hike will have any significant impact in slowing the current expansion, but are optimistic with regard to the prospects for inflation in any case. It is important to keep in mind that long term interest rates have risen by as much as a full percent already this year, and this should exert some restraint on the rate of growth for the balance of the year.

8% Dividend Distribution Policy Continued

The managed 8% dividend distribution policy adopted by the Fund's Board of Directors in September 1998 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital.

Reinvestment Plan Attractive

 The Fund's current net asset value per share is $12.55. With a recent closing on the American Stock Exchange of $11.00 per share, we believe shares of the Fund are a sound value and an attractive investment. The Fund's Dividend Reinvestment Plan is a very effective way to add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time. Please call 1 888-847-4200, and an Investor Service Representative will be happy to assist you.

We appreciate your support and look forward to continuing to serve your investment needs.

Sincerely,

Thomas B. Winmill President

Steven A. Landis Senior VicePresident Portfolio Manager

U.S. GOVERNMENT SECURITIES FUND, INC. Schedule of Portfolio Investments - June 30, 1999

Par value		Market Value
	U.S. Government Obligations (30.86%)
$1,000,000	U.S. Treasury Note, 5.75%, due 10/31/02	$ 1,002,500
1,000,000	U.S. Treasury Note, 4.75%, due 2/15/04	961,250
1,000,000	U.S. Treasury Note, 6.625%, due 5/15/07	1,041,875
	Total U.S. Government Obligations (cost: $3,054,895)	3,005,625
	U.S. Government Agencies (53.44%)
1,000,000	Federal Home Loan Bank, 6.46%, due 10/12/12	993,686
576,624	Government National Mortgage Assn., 6.50%, due 7/15/08	570,266
958,637	Government National Mortgage Assn., 6.50%, due 1/15/28	925,299
1,385,480	Government National Mortgage Assn., 7.0%, due 11/15/10	1,396,860
483,277	Government National Mortgage Assn., 7.0%, due 6/15/23	478,164
100,399	Government National Mortgage Assn., 7.0%, due 5/15/24	99,338
736,933	Government National Mortgage Assn., 7.25%, due 1/15/27	740,497
	Total U.S. Government Agencies (cost: $5,237,888)	5,204,110
Shares	Common Stocks (8.80%)
	Commercial Banks (.49%)
400	Barclays plc	47,800
	Computer & Office Equipment (.53%)
400	International Business Machines Corp.	51,700
	Electric & Other Services Combines (.50%)
2,000	Northwestern Corporation	48,375
	Federal & Federally-Sponsored Credit Agencies (2.18%)
15,00	Federal National Mortgage Association	102,563
1,900	Federal Home Loan Bank	110,200
		212,763
	Finance Services (.53%)
500	Morgan Stanley Dean Witter & Co.	51,250
	Food & Kindred Products (.45%)
1,100	Philip Morris Companies Inc.	44,206
	Motor Vehicles & Passenger Car Bodies (.98%)
500	DaimlerChrysler AG	44,438
900	Ford Motor Company	50,794
	National Commercial Banks	95,232
900	Bank One Corp	53,606
	Petroleum Refining (.95%)
400	BP Amoco plc	43,400
500	Mobil Corp	49,500
		92,900
	Pharmaceutical Preparations (.57%)
500	Pfizer, Inc.	54,875
	Retail-Deparment Stores (.54%)
1,100	Wal-Mart Stores, Inc.	53,075
	Telephone Communications (.53%)
300	British Telecommunications plc	51,375
	Total Common Stocks (cost: $820,236)	857,157
Par Value	Short Term Investments (6.90%)
$675,000	U.S. Treasury Bill, 4.46% due 8/19/99	670,902
1,400	State Street Bank & Trust Repurchase Agreement, June 30, 1999, due July 1, 1999 (collateralized by $5,000 U.S. Treasury Bond 6%, due 2/15/26, market value: $4,925)(proceeds at maturity: $1,400	1,400
	Total Short Term Investments (cost: $672,302)	672,302
	Total Investments (cost: $12,726,106) (100.0%)	$9,739,194

STATEMENT OF ASSETS AND LIABILITIES June 30, 1999
ASSETS:
Investments at market value
(cost: $9,785,321) (note 1)	$9,739,194
Cash	285
Collateral for securities loaned, at value (note 7)	2,616,149
Interest receivable	74,784
Other assets	959
Total assets	12,431,371
LIABILITIES:
Collateral for securities loaned, at value (note 7)	2,616,149
Accured Expenses	40,993
NET ASSETS: (applicable to 761,954
outstanding shares: 250,000,000 shares
of $.01 par value authorized)	$9,774,229
NET ASSET VALUE PER SHARE:
($9,774,229 ÷ 761,954 shares outstanding)	$12.83
At June 30, 1999, net assets consisted of:
Paid-in capital	$10,721,168
Accumulated net realized loss
on investments	(900,812)
Net unrealized depreciation on investments	(46,127)
$9,774,229
STATEMENT OF OPERATIONS
Year Ended June 30, 1999
INVESTMENT INCOME:
Interest	$727,812
Dividends	3,513
Total investment income	731,325
EXPENSES:
Legal (note 8)	432,771
Investment management (note 3)	75,006
Proxy solicitation	71,799
Interest	56,724
Directors	39,001
Custodian	25,671
Transfer agent	20,999
Accounting and audit (note 3)	12,600
Printing	11,573
Registration (note 3)	6,500
Other	2,322
Total Expenses	754,966
Fee reductions	(1,672)
Investment management fees waived
(note 3)	(75,006)
Net Expenses	678,288
Net investment income	53,037
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized loss from security transactions	(108,195)
Unrealized appreciation of investments
during the period	(251,586)
Net realized and unrealized loss
on investments	(359,781)
Net decrease in net assets resulting
from operations	$(306,744)

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30,

OPERATIONS:
Net investment income
Net realized gain (loss) from security transactions
Unrealized appreciation (depreciation) of investments during the period
     Net change in net assets resulting from operations
Subtractions from paid in capital (note 6)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.07 and $0.25 per share, respectively)
Distributions in excess of net realized gains ($0.42 per share)
Distributions from paid in capital ($0.42 per share)

CAPITAL SHARE TRANSACTIONS:
Change in net assets resulting from reinvestment of distributions
     (14,718 and 14,896 shares, respectively)(note 6)
     Total increase (decrease) in net assets

NET ASSETS:
Beginning of period
End of period

1999 $ 53,037 (108,195) (251,586) (306,744) - (53,037) - (850,487) 190,372 (1,019,896) 10,794,125 $9,774,229	1998 $ 186,230 311,085 153,901 651,216 (39,253) (186,230) (311,085) (307,240) 195,513 2,921 10,791,204 $ 10,794,125

Notes to Financial Statements

(1) Bull & Bear U.S. Government Securities Fund, Inc. (the "Fund") a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's shares are listed on the American Stock Exchange. The investment objective of the Fund is to provide investors with a high level of income, liquidity, and safety of principal. The Fund seeks to achieve its investment objective by investing primarily in securities backed by the full faith and credit of the United States, as set forth in its prospectus. On August 17, 1998, the Fund announced that it intended to invest up to 35% of its total assets in equity and other securities, commencing on October 19, 1998. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 (2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1999, the Fund had an unused capital loss carryforward of approximately $880,000, of which $361,000 expires in 2003, $202,000 in 2004, $209,000 in 2005 and $108,000 in 2007. Based on Federal income tax cost of $9,785,321, gross unrealized appreciation and gross unrealized depreciation were $114,458 and $160,585, respectively, at June 30, 1999.

(3) The Fund retains CEF Advisers, Inc. (formerly, Bull & Bear Advisers, Inc.) as its Investment Manager pursuant to an Investment Management Agreement. As compensation for the service provided pursuant to such agreement, the Fund pays to the Investment Manager a fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. The Investment Manager voluntarily waived $75,006 of its management fee during the year ended June 30, 1999. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $4,597 for providing certain administrative and accounting services at cost for the year ended June 30, 1999.

(4) The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $1,672, under such arrangements. Purchases and proceeds of sales of investment securities other than short term investments aggregated $13,441,017 and $16,006,659, respectively, for the year ended June 30, 1999.

(5) The Fund has a committed bank line of credit. At June 30, 1999, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended June 30, 1999, the weighted average interest rate was 5.82% based on the balances outstanding from the line of credit and the reverse repurchase agreement during the year and the weighted average amount outstanding was $97,380. The maximum amount of debt outstanding during the period was $1,057,725.

 (6) Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. In connection with the conversion, costs of approximately $39,300 were charged against paid-in capital in 1998. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

 (7) The Fund loaned securities to certain brokers who paid the Fund lenders' fees. These fees, less costs to administer the program, are included in interest income and amounted to $1,191 for the year ended June 30, 1999. The loans are secured at all times by cash or U.S. Government obligations in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. Although the Fund may regain record ownership of loaned securities to exercise certain beneficial rights, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially.

 (8) A group called Karpus Investment Management ("KIM") at the 1997 annual meeting of the Fund sought to elect its slate of nominees in opposition to management and at the 1998 annual meeting of the Fund made a counter-solicitation on all management proposals and a solicitation to terminate the investment management agreement. On February 19, 1998, KIM filed a lawsuit against the Fund in the Circuit Court for Baltimore City, Maryland, Case No. 9805005, which was dismissed with prejudice on October 1, 1998. On February 19, 1998, the Fund filed a lawsuit against KIM in the United States District Court for the Southern District of New York, 98 Civ. 1190. On December 22, 1998, KIM filed a lawsuit against the Fund in the United States District Court for the District of Maryland Court, 98-CV-4161 and the Fund made counterclaims. In connection with these and related matters, legal expenses borne by the Fund increased to $432,771 for the year ended June 30, 1999. On May 25, 1999, the Fund and KIM announced that they had entered into a settlement of all litigation in the United States District Court for the Southern District of New York and in the United States District Court for the District of Maryland. In connection with the settlement, KIM sold its 12.7% stake in the Fund of 95,175 shares to an affiliate of the Investment Manager for $12 7/8 per share in July and August, 1999.

 9) The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 Year 2000. The Fund could be adversely affected if computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. The Investment Manager, is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

FINANCIAL HIGHLIGHTS

		Years Ended June 30,
	1999	1998	1997	1996	1995
PER SHARE DATA
Net asset value at beginning of period	$14.45	$14.74	$14.74	$15.20	$14.63
Income from investment operations:
Net investment income	.07	.25	.70	.64	.73
Net realized and unrealized gain (loss) on investments	(.49)	.55	.01	(.46)	.60
Total from investment operations	(.42)	.80	.71	.18	1.33
Less distributions:
Distributions from net investment income	(.07)	(.25)	(.71)	(.64)	(.76)
Distributions in excess of net realized gains	-	(.42)	-	-	-
Distributions from paid in capital	(1.13)	(.42)	-	-	-
Increase (decrease) in net asset value	(1.62)	(.29)	-	(.46)	.57
Net asset value at end of period	$12.83	$14.45	$14.74	$14.74	$15.20
Per share market value at end of period	$12.13	$13.13	$12.63
TOTAL RETURN ON NET ASSET VALUE BASIS	(2.64)%	6.43%	5.58%	1.18%	9.40%
TOTAL RETURN ON MARKET VALUE BASIS (a)	1.26%	12.87%	(9.57)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)	$9,744	$10,794	$10,791	$13,035	$16,377
Ratio of expenses to average net assets (b)(c)(d)	6.33%	5.77%	2.13%	2.10%	2.00%
Ratio of net investment income to average net assets (e)(f)	0.49%	1.69%	4.48%	4.25%	4.96%
Portfolio turnover rate	112%	168%	246%	762%	482%

(a) Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. The Fund has calculated total return based upon purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at the lower of the per share net asset value on the payment date or the average of the closing market price for the five days preceding the payment date.

(b) The ratio for the year ended June 30, 1999 and 1997 after custodian fee credits was 6.33% and 2.07%. Prior to July 1,1996, there was no reduction of custodian fees. There were no custodian credits for the year ended June 30, 1998.

(c) Ratio excluding interest expense was 5.80%, 4.93% and 1.94% for the years ended June 30, 1999, 1998 and 1997, respectively.

(d) Ratio prior to reimbursement was 7.03% and 5.82% for the years ended June 30, 1999 and 1998 respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of
Bull & Bear U.S. Government Securities Fund, Inc.:

 We have audited the accompanying statements of assets and liabilities of Bull & Bear U.S. Government Securities Fund, Inc. including the schedule of portfolio investments as of June 30, 1999, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 1998 and the financial highlights for each of the four years in the period then ended was audited by other auditors whose report, dated July 17, 1998 expressed an unqualified opinion on this information.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear U.S. Government Securities Fund, Inc. as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

SANVILLE & COMPANY
Certified Public Accountants

 Abington, Pennsylvania
August 9, 1999